Roundhill Magnificent Seven ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 41.6%	Shares	Value
Auto Manufacturers - 6.3%
Tesla, Inc. (a)(b)	415,433	$107,663,616

Computers - 6.0%
Apple, Inc.	460,926	102,385,492

Internet - 18.0%
Alphabet, Inc. - Class A	606,883	93,848,387
Amazon.com, Inc. (a)	519,623	98,863,472
Meta Platforms, Inc. - Class A	198,473	114,391,899
		307,103,758

Semiconductors - 5.4%
NVIDIA Corp.	848,489	91,959,238

Software - 5.9%
Microsoft Corp.	271,611	101,960,053
TOTAL COMMON STOCKS (Cost $802,871,556)		711,072,157

SHORT-TERM INVESTMENTS - 124.6%		Value
Investments Purchased with Proceeds from Securities Lending - 0.2%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (c)	2,524,296	2,524,296

Money Market Funds - 0.2%	Shares
First American Government Obligations Fund - Class X, 4.25% (c)	4,009,509	4,009,509

U.S. Treasury Bills - 124.2%	Par
4.24%, 04/01/2025 (d)	1,073,245,000	1,073,245,000
0.00%, 05/01/2025 (e)	1,052,660,000	1,048,949,373
		2,122,194,373
TOTAL SHORT-TERM INVESTMENTS (Cost $2,128,728,178)		2,128,728,178

TOTAL INVESTMENTS - 166.2% (Cost $2,931,599,734)		2,839,800,335
Liabilities in Excess of Other Assets - (66.2)%		(1,131,249,046)
TOTAL NET ASSETS - 100.0%		$1,708,551,289
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The fair value of these securities was $2,431,957 which represented 0.1% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)	The rate shown is the annualized effective yield as of March 31, 2025.
(e)	Zero coupon bonds make no periodic interest payments.

Roundhill Magnificent Seven ETF
Schedule of Total Return Swap Contracts
March 31, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Alphabet, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 0.75%	Termination	06/16/2025	$167,816,916	$(26,849,232)
Amazon.com, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 0.75%	Termination	06/16/2025	153,578,130	(14,369,355)
Apple, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 0.75%	Termination	06/16/2025	159,276,395	(4,963,297)
Meta Platforms, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 0.75%	Termination	06/16/2025	117,078,791	6,217,715
Microsoft Corp.	Goldman Sachs	Receive	OBFR + 1.00%	Termination	02/17/2026	1,167,126	(36,476)
Microsoft Corp.	Nomura Securities International, Inc.	Receive	OBFR + 0.75%	Termination	06/16/2025	164,828,779	(23,572,612)
NVIDIA Corp.	Goldman Sachs	Receive	OBFR + 1.20%	Termination	02/17/2026	13,324	(2,643)
NVIDIA Corp.	Nomura Securities International, Inc.	Receive	OBFR + 0.75%	Termination	06/16/2025	154,070,891	(18,865,191)
Tesla, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 0.75%	Termination	06/16/2025	140,830,431	(11,976,568)
Net Unrealized Appreciation (Depreciation)							$(94,417,659)

There are no upfront payments or receipts associated with total return swaps in the Fund as of March 31, 2025.

OBFR - Overnight Bank Funding Rate was 4.33% as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Roundhill Magnificent Seven ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$711,072,157	$–	$–	$711,072,157
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	2,524,296
Money Market Funds	4,009,509	–	–	4,009,509
U.S. Treasury Bills	–	2,122,194,373	–	2,122,194,373
Total Investments	$715,081,666	$2,122,194,373	$–	$2,839,800,335

Other Financial Instruments:
Total Return Swaps*	6,217,716	–	–	6,217,716
Total Other Financial Instruments	$6,217,716	$–	$–	$6,217,716

Liabilities:
Other Financial Instruments:
Total Return Swaps*	(100,635,374)	–	–	(100,635,374)
Total Other Financial Instruments	$(100,635,374)	$–	$–	$(100,635,374)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of March 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $2,524,296 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.